                                                                 EXHIBIT 10.13

             LIMITED WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT


THIS LIMITED WAIVER AND AMENDMENT NO. 3 TO CREDIT AGREEMENT ("Amendment No. 3") is dated as of March 24, 2003 and is made by and among UNITED REFINING COMPANY, a Pennsylvania corporation ("United Refining'), UNITED REFINING COMPANY OF PENNSYLVANIA, a Pennsylvania corporation ("United Refining of PA"), KIANTONE PIPELINE CORPORATION, a New York corporation ("Kiantone"), COUNTRY FAIR, INC., a Pennsylvania corporation ("Country Fair"), MANUFACTURERS AND TRADERS TRUST COMPANY ("M&T") and PNC BANK, NATIONAL ASSOCIATION ("PNC") as Agent ("Agent").

                                   WITNESSETH:

         WHEREAS, United Refining, United Refining of PA, Kiantone and Country Fair as Borrowers (collectively, the "Borrowers"), PNC and the Banks (as defined in the Credit Agreement, the "Banks") are party to that certain Amended and Restated Credit Agreement dated as of July 12, 2002, as amended by that Amendment No. 1 to Credit Agreement dated as of November 27, 2002 and as amended by that Limited Waiver and Amendment No. 2 dated as of February 19, 2003 (as amended, restated, supplemented or modified, the "Credit Agreement");

         WHEREAS, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

         WHEREAS, Section 7.2.15 of the Credit Agreement provides in part that the Fixed Charge Coverage Ratio must equal 1.0 to 1.0 as of the Measurement Date occurring on February 28, 2003;

         WHEREAS, Borrowers' Fixed Charge Coverage Ratio was less than 1.0 to
1.0 as of February 28, 2003 and the Borrowers have requested that the Banks waive the requirement that Borrowers comply with the covenant set forth in
Section 7.2.15 for the period ended February 28, 2003 subject to the terms and conditions hereof;

         WHEREAS, Borrowers have also requested that the Banks amend the covenant set forth in Section 7.2.15 subject to the terms and conditions hereof;

         WHEREAS, the Loan Parties and the Banks desire to amend the Credit Agreement to make certain other modifications as more fully set forth herein.

         NOW, THEREFORE, the parties hereto and in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

         1. Amendment of Definitions. The following definitions in Section 1.1 of the Credit Agreement shall be amended and restated as follows:

          "Fixed Charge Coverage Ratio shall mean and include, with respect to any fiscal period, the ratio of (a) EBITDA to (b) interest expense, scheduled principal payments on Indebtedness (excluding principal payments on Loans), current portion of income tax expense, non-financed capital expenditures (capital expenditures which are (1) not financed with Indebtedness (other than Revolving Credit Loans) or (2) financed with Revolving Credit Loans) to the extent that the amount thereof exceeds $5,000,000 in the aggregate over the relevant reporting period (i.e. 1,2, 3 or 4 quarters as provided for in Section 7.2.15), plus payments for stock repurchases during such period."

          "Revolving Credit Commitment shall mean, as to any Bank at anytime, the amount initially set forth opposite its name on Schedule 1.1(B) for the relevant time period in the column labeled "Amount of Commitment for Revolving Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks."

         2. Amendment of Section 1.3 of the Credit Agreement. Section 1.3 of the Credit Agreement is hereby amended and restated as follows:

         "1.3 Accounting Principles.

          Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 7.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 7.2 shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in subsection 5.1.9(i) [Historical Statements]. Notwithstanding the foregoing, for all periods subsequent to November 30, 2002, inventory shall be valued based on the first in first out lower of cost or market method. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 7.2 based upon a Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with such Borrower's financial statements at that time."

         3. Amendment of Section 7.2.15 of the Credit Agreement. Section 7.2.15 of the Credit Agreement is hereby amended and restated as follows:

         "7.2.15 Minimum Fixed Charge Coverage Ratio.

                  The Loan Parties shall not permit the Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter set forth below (each a "Measurement Date") for the period set forth below (each a "Measurement Period") to be less than the ratio set forth below for the periods specified:

         Measurement Date                   Measurement Period                  Minimum Ratio
         ----------------                   ------------------                  -------------
         May 31, 2002                       Quarter then ended                  1.0 to 1.0
         August 31, 2002                    Two quarters then ended             1.0 to 1.0
         November 30, 2002                  Three quarters then ended           1.0 to 1.0
         February 28, 2003                  Quarter then ended                  1.75 to 1.0
         May 31, 2003                       Two quarters then ended             1.25 to 1.0
         August 31, 2003                    Three quarters then ended           1.25 to 1.0
         November 30, 2003 and each         Four quarters then ended            1.0 to 1.0
           fiscal quarter thereafter


         4. Amendments to Schedules: Temporary Increase in Commitments. Schedule 1.1(B) is hereby amended and restated in its entirety to read as set forth on
Schedule 1.1 (B) hereto. In connection with the temporary increase in Commitments, the Borrowers shall repay all of the Loans, subject to the Borrowers' obligation under Section 4.6.2 [Indemnity] of the Credit Agreement, on the date hereof, and the Borrowers shall re-borrow the same amount of Loans on such date without the necessity of a Loan Request or without other notice to the Agent or the Banks. Thereafter, the Banks shall (i) participate in the new Loans, and (ii) make Participation Advances for Letters of Credit, on and after the date hereof ratably according to their Revolving Credit Commitments as modified on such date.

         5. Amendments to Revolving Credit Notes. The Revolving Credit Notes made by Borrowers in favor of each Bank are hereby amended and restated to reflect the maximum Revolving Credit Commitment of each such Bank, and the Borrowers shall execute and deliver new Revolving Credit Notes evidencing such increased Revolving Credit Commitments on or prior to the Effective Date of this Amendment No. 3.

         6. Waiver. Prior to giving effect to the amendment to the Fixed Charge Coverage Ratio provided for herein, the Borrowers were required to maintain a Fixed Charge Coverage Ratio of 1.0 to 1.0 for the four quarters ended February 28, 2003. The Banks hereby waive the requirement that the Borrowers comply with the covenant set forth in Section 7.2.15 that the Borrowers maintain a Fixed Charge Coverage Ratio of 1.0 to 1.0 for the four quarters ended February 28, 2003, provided that (i) the Borrowers hereby represent and warrant and covenant that the Fixed Charge Coverage Ratio was at least, after giving effect to this Amendment No. 3, (a) .84 to 1.0 as of the four quarters ended February 28, 2003 and (b) 1.75 to 1.0 for the quarter ended February 28, 2003 and (ii) the Borrowers' compliance certificate to be delivered under Section 7.3.3 of the Credit Agreement for the four quarters ended and for the quarter ended February 28, 2003 shall evidence that the Fixed Charge Coverage Ratio equaled or exceeded the relevant ratios required in clause (i) of this sentence for the four quarters ended February 28, 2003 and the quarter ended February 28, 2003 respectively. Any breach of the warranty contained in clause (i) of the preceding sentence shall constitute an Event of Default under the Credit Agreement on and after the date hereof The Banks do not waive the covenant contained in Section 7.2.15 for periods prior to or after February 28, 2003.

         7. Conditions to Effectiveness. This Amendment No. 3 shall be effective on the date (the "Effective Date") on which each of the following conditions have been satisfied: (i) Borrowers shall pay to the Agent for the benefit of the Banks (a) a fee of $200,000 on account of the increase in Revolving credit Commitments, to be allocated to the Banks according to their pro rata share of the increase in Revolving Credit Commitments after giving effect to the increase in Revolving Credit Commitments provided for in this Amendment No. 3, and (b) a fee of $50,000 on account of the amendments provided for herein, to be allocated to the Banks according to their pro rata share of the Revolving Credit Commitments prior to giving effect to the increase in Revolving Credit Commitments provided for in this Amendment No. 3, (ii) there shall have been delivered to the Agent for the benefit of each Bank a certificate dated as of the date hereof and signed by the Secretary or an Assistant Secretary of each of the Loan Parties certifying as appropriate to: (a) all corporate action taken by each Loan Party in connection with this Amendment No. 3 together with a copy of the resolutions of each Loan Party evidencing same; (b) the names of the officer or officers authorized to sign this Amendment No. 3 and the true signatures of such officer or officers and specifying the officers authorized to act on behalf of each Loan Party for purposes of this Amendment No. 3 and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and
(c) a certificate from the Secretary or Assistant Secretary stating that each Loan Party's organizational documents, including its certificate or articles of incorporation and bylaws have not changed since the Closing Date and are in effect on the date hereof as on the Closing Date together with certificates of the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized or qualified to do business,
(iii) the Borrowers shall have executed and delivered to the Agent a Revolving Credit Note in favor of each Bank evidencing the total amount of Revolving Credit Commitment of such Bank, (iv) Borrowers shall pay all of Agent's outstanding legal fees and expenses through the Effective Date, (v) this Amendment No. 3 shall have been executed by the Banks, the Agent and the Borrowers and delivered to the Agent, (vi) the Borrowers shall repay all of the Loans, subject to the Borrowers' obligation under Section 4.6.2 [Indemnity] of the Credit Agreement, on the date hereof, and (vii) the Borrowers shall re-borrow the same amount of Loans on such date without the necessity of a Loan Request or without other notice to the Agent or the Banks. The Effective Date shall be the same as the date of this Amendment No. 3 first written above.

          8. Full Compliance. The Borrowers represent and warrant that (after giving effect to the waiver set forth in paragraph 6 above) they are in full compliance with each of the provisions of the Credit Agreement and that no Potential Default or Event of Default exists (after giving effect to the waiver set forth in Paragraph 6 above). The Banks do not amend or waive any provisions of the Credit Agreement, except as expressly set forth herein. All terms of the Credit Agreement and each of the other Loan Documents remain in full force and effect on and after the date hereof except as provided herein.


                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto by their duly authorized officers have executed this Limited Waiver and Amendment No. 3 as of the day and year first written above.



                          UNITED REFINING COMPANY

                          /s/  John R. Wagner
                          ---------------------------------------------------
                          Title: Vice President, Secretary & General Counsel
                                 --------------------------------------------


                          UNITED REFINING COMPANY OF
                           PENNSYLVANIA

                          /s/  John R. Wagner
                          ---------------------------------------------------
                          Title: Vice President, Secretary & General Counsel
                                 --------------------------------------------


                          KIANTONE PIPELINE CORPORATION

                          /s/  John R. Wagner
                          ---------------------------------------------------
                          Title: Vice President, Secretary & General Counsel
                                 --------------------------------------------


                          COUNTRY FAIR, INC.

                          /s/  John R. Wagner
                          ---------------------------------------------------
                          Title: Vice President, Secretary & General Counsel
                                 --------------------------------------------


                          PNC BANK, NATIONAL ASSOCIATION,
                          individually and as Agent


                          /s/  James Steffy
                          ---------------------------------------------------
                          Title: Vice President
                                 --------------------------------------------


                          MANUFACTURERS AND TRADERS TRUST
                              COMPANY


                          /s/  Geoffrey Fenn
                          ---------------------------------------------------
                          Title: Administrative Vice President
                                 --------------------------------------------

                                SCHEDULE 1.1 (B)
                  COMMITMENT OF BANKS AND ADDRESSES FOR NOTICES
                                   PAGE 1 OF 2


PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

---------------------------------------------------------------------------------------------------------
                                    AMOUNT OF
                                 COMMITMENT FOR
                                REVOLVING CREDIT
                                   LOANS FROM                           AMOUNT OF
                                CLOSING DATE TO                       COMMITMENT FOR
                               BUT NOT INCLUDING     RATABLE SHARE   REVOLVING CREDIT     RATABLE SHARE
                                AMENDMENT NO. 3      FROM CLOSING       LOANS FROM       FROM AMENDMENT
                                 EFFECTIVE DATE    DATE TO BUT NOT    AMENDMENT NO. 3    NO. 3 EFFECTIVE
                                AND FROM OCTOBER      INCLUDING      EFFECTIVE DATE TO     DATE TO AND
                                  1, 2003 AND      AMENDMENT NO. 3     AND INCLUDING        INCLUDING
                BANK               THEREAFTER       EFFECTIVE DATE     JULY 31, 2003      JULY 31, 2003
                ----               ----------      ---------------     -------------      -------------
Name: PNC Bank, National
Association
Address:
One PNC Plaza, 3rd floor
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:  James Steffy
Telephone:  412-768-6387
Telecopy:  412-768-4369           $30,000,000             60%           $46,000,000           65.71%

Name:  Manufacturers and
Traders Trust Company
Address:  One Fountain Plaza
Buffalo, NY 14203-1495
Attention:  Geoffrey Fenn
Telephone:  716-848-7308
Telecopy:  716-848-7318           $20,000,000             40%           $24,000,000           34.29%

Total:                            $50,000,000         100.00%           $70,000,000          100.00%
                                  -----------         ------            -----------          -------
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------



                                   AMOUNT OF
                                 COMMITMENT FOR
                                 REVOLVING CREDIT    RATABLE SHARE
                                    LOANS FROM       FROM AUGUST 1,
                                 AUGUST 1, 2003       2003 TO AND
                                TO AND INCLUDING        INCLUDING
                                  SEPTEMBER 30,       SEPTEMBER 30,
                BANK                  2003                2003
                ----                  ----                ----
Name: PNC Bank, National
Association
Address:
One PNC Plaza, 3rd floor
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:  James Steffy
Telephone:  412-768-6387
Telecopy:  412-768-4369            $38,000,000          63.33%

Name:  Manufacturers and
Traders Trust Company
Address:  One Fountain Plaza
Buffalo, NY 14203-1495
Attention:  Geoffrey Fenn
Telephone:  716-848-7308
Telecopy:  716-848-7318            $22,000,000          36.67%

Total:                             $60,000,000         100.00%
                                   -----------         -------
----------------------------------------------------------------------


                                SCHEDULE 1.1 (B)
                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
                                   PAGE 2 OF 2

Part 2 - Addresses for Notices to Borrowers and Guarantors

AGENT

Address:
PNC Bank, National Association
One PNC Plaza, 3rd Floor
249 Fifth Avenue
Pittsburgh, PA  15222-7207
Attention:  James Steffy
Telephone: 412-768-6387
Telecopy:   412-768-4369


BORROWERS AND GUARANTORS

Address:
c/o United Refining Company
15 Bradley Street
Warren, PA 16365
Attention:  Myron L. Turfitt
Telephone:  814-723-1500
Telecopy:    814-723-4371